SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 6, 2007

Limited Brands, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344		31-1029810
(Commission File Number)		(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH		43230
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously announced, on May 15, 2007, Limited Brands, Inc., a Delaware corporation (“Limited Brands”), entered into a Unit Purchase Agreement (the “Purchase Agreement”) with Express Investment Corp., a Delaware corporation and an affiliate of Golden Gate Private Equity, Inc. (“Buyer”), Limited Brands Store Operations, Inc., a Delaware corporation (“Seller”), and Express Holding, LLC, a Delaware limited liability company (the “Company”), pursuant to which Seller, a wholly owned subsidiary of Limited Brands, agreed to sell 66⅔% of the Company to Buyer.

On July 6, 2007, the parties to the Purchase Agreement entered into Amendment No. 1 to Unit Purchase Agreement (the “Amendment”), pursuant to which the Purchase Agreement was amended to provide, among other things, for the sale by Seller of an additional 8⅓% of the Company to Buyer in exchange for an additional $53,875,000 to be paid by Buyer to Seller.  As a result of the Amendment, Buyer agreed to purchase at the closing of the acquisition in the aggregate 75% of the Company and Limited Brands, through its subsidiaries, agreed to retain a 25% ownership interest in the Company.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference, and the full text of the Amendment, which is attached as Exhibit 2.2 and incorporated herein by reference.

Item 8.01.  Other Events.

On July 6, 2007, immediately following the entry into the Amendment, Limited Brands completed the sale of 75% of the Company to Buyer pursuant to the terms of the Purchase Agreement (as amended by the Amendment).  Under the terms of the Purchase Agreement (as so amended), Seller will receive in total $601,875,000 in cash in connection with the consummation of the transaction.

On July 9, 2007, Limited Brands issued a press release announcing the completion of the sale described above as well as the entry into a definitive agreement to dispose of a 75% interest in its Limited Stores business to affiliates of Sun Capital Partners. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
2.1
Unit Purchase Agreement dated as of May 15, 2007 among Limited Brands, Inc., Express Investment Corp., Limited Brands Store Operations, Inc. and Express Holding, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Limited Brands, Inc. filed on May 15, 2007).

2.2	Amendment No. 1 to Unit Purchase Agreement dated as of July 6, 2007 among Limited Brands, Inc., Express Investment Corp., Limited Brands Store Operations, Inc. and Express Holding, LLC.

99.1	Press release issued by Limited Brands, Inc., dated July 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITED BRANDS, INC.

Date:	July 9, 2007	By:	/s/ Douglas L. Williams
			Name:	Douglas L. Williams
			Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1
Unit Purchase Agreement dated as of May 15, 2007 among Limited Brands, Inc., Express Investment Corp., Limited Brands Store Operations, Inc. and Express Holding, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Limited Brands, Inc. filed on May 15, 2007).

2.2	Amendment No. 1 to Unit Purchase Agreement dated as of July 6, 2007 among Limited Brands, Inc., Express Investment Corp., Limited Brands Store Operations, Inc. and Express Holding, LLC.

99.1	Press release issued by Limited Brands, Inc., dated July 9, 2007.